UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K/A
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2006

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A corrects an error in the Current Report on Form 8-K filed on March 2, 2006 (the "March 2 Form 8-K"), by the Interpublic Group of Companies, Inc. (the "Company"). The March 2 Form 8-K incorrectly indicated that Mr. Gatfield would be assuming the position of Chairman, Chief Executive Officer of Lowe Worldwide. The report should have stated that Mr. Gatfield, in addition to his current title and position, has been named Chief Executive Officer of Lowe Worldwide. As the Company announced last week, Tony Wright will remain with Lowe and become its Chairman, reporting to the CEO.

The correct version of the Supplemental Agreement is attached as Exhibit 10.1 hereto.

Item 9.01

(c) Exhibits

Exhibit 10.1	Supplemental Agreement, dated as of February 24, 2006, between Interpublic and Stephen Gatfield (filed pursuant to Item 1.01)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: March 2, 2006	By:	/s/ Nicholas J. Camera

Nicholas J. Camera

Senior Vice President, General Counsel

and Secretary

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